UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 7, 2018)

FRED’S, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-14565

Tennessee	62-0634010
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

4300 New Getwell Road, Memphis, Tennessee 38118

(Address of principal executive offices)

(901) 365-8880

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Asset Purchase Agreement

On May 7, 2018, Fred’s, Inc. (the “Company”) and its wholly owned subsidiaries Fred’s Stores of Tennessee, Inc., a Delaware corporation (“Equity Holder”), National Pharmaceutical Network, Inc., a Florida corporation (“NCN”), and Reeves-Sain Drug Store, Inc. d/b/a EntrustRx, a Tennessee corporation (“Entrust” and, together with NCN, the “Sellers”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), effective as of May 4, 2018, with Advanced Care Scripts, Inc., a Florida corporation (“Buyer”) and an affiliate of CVS Health Corporation, pursuant to which Buyer agreed to purchase from the Sellers prescription files and records, pharmaceutical inventory, and certain other assets used in the Company’s specialty pharmacy business (collectively, the “Assets”) for a cash purchase price of $40 million plus an amount equal to the value of inventory up to $5.5 million, subject to certain adjustments (the “Transaction”). A significant portion of the proceeds to be received in the Transaction will be used to pay down the Company’s existing indebtedness or for general corporate purposes.

The closing of the Transaction is subject to closing conditions customary for transactions of this type, including but not limited to the completion of a twenty-seven (27) day period following execution of the Asset Purchase Agreement, the submission of certain notice filings to the Drug Enforcement Administration and the receipt of regulatory approvals from certain state boards of pharmacy.

Sellers and Buyer have each made customary representations and warranties in the Asset Purchase Agreement. Additionally, Sellers and Buyer have agreed to various covenants and agreements in the Asset Purchase Agreement, including, among other things, to (i) use their commercially reasonable efforts to obtain all authorizations and approvals from governmental authorities, (ii) prepare and furnish all necessary information and documents reasonably requested by governmental authorities, and (iii) use their commercially reasonable efforts to obtain all consents from third parties. The Sellers have also agreed to various covenants and agreements, including, (w) to conduct its business in the ordinary and usual course of business during the period between the execution of the Asset Purchase Agreement and the closing of the Transaction, (x) to send all required notifications of the sale of the assets to all applicable governmental authorities, (y) to change the legal name of each such Seller so that such names do not include the words “EntrustRx” or any variation thereof, and (z) non-competition and non-solicitation provisions. The Company, Sellers and Equity Holder have agreed to certain exclusivity provisions and the Company has agreed to guarantee the obligations of Sellers and Equity Holder under the Asset Purchase Agreement.

The Asset Purchase Agreement also includes mutual indemnification provisions subject to certain limitations, including time limitations, a deductible in respect of certain claims and a cap on recovery in respect of certain claims.

The Asset Purchase Agreement also contains customary provisions governing circumstances under which Buyer or Sellers may terminate the Asset Purchase Agreement. Each of the Sellers and Buyer may terminate the Asset Purchase Agreement by mutual written consent or if the initial closing of the Transaction does not occur on or before June 30, 2018 due to a failure of the non-terminating party to satisfy a condition, provided that the terminating party has satisfied all conditions required for closing (other than payment of purchase price, provided that Buyer would be able to satisfy such condition).

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Asset Purchase Agreement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to the Company’s next periodic report. When filed as an exhibit, the copy of such agreement is intended to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company or its subsidiaries or affiliates. The representations, warranties, and covenants contained in such agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of such agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 7, 2018, the Company issued a press release announcing the Transaction. The full text of this press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the SEC, the information furnished pursuant to Item 7.01 of this report is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the Transaction and the other transactions contemplated by the Asset Purchase Agreement and all other statements herein and therein, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the Transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; (ii) the failure to satisfy the closing conditions set forth in the Asset Purchase Agreement, including receiving governmental approval; and (iii) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Transaction.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s public filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and the Company’s subsequently filed periodic reports, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences, except as required by law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release of Fred’s, Inc., dated May 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRED’S, INC.
(Registrant)

Date: May 11, 2018	By:	/s/ Joseph M. Anto
	Name:	Joseph M. Anto
	Title:	Interim Chief Executive Officer, Executive Vice President, Chief Financial Officer and Secretary